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                                                                  EXHIBIT-(g)(v)

                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

                   NAME OF FUND                                               EFFECTIVE DATE
                   ------------                                               --------------
A.  Sweep Funds

Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

Schwab Massachusetts Municipal Money Fund                                     April 21, 2003

B.  Other Funds

Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                        June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                               February 25, 2003

Schwab Institutional Advantage Money Fund                                     May 1, 1993

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares                June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)

                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                   By: /s/ Stephen B. Ward
                                       -----------------------------
                                       Stephen B. Ward,
                                       Senior Vice President
                                       and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By: /s/ Randall W. Merk
                                      -------------------------------
                                      Randall W. Merk,
                                      Executive Vice President

Dated as of April 21, 2003

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

                      FUND                                                                     FEE
                      ----                                                                     ---
A.  Sweep Funds                                                          An annual fee, payable monthly, of twenty five
    Schwab Money Market Fund                                             one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab Government Money Fund                                         An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab Municipal Money Fund-Sweep Shares                             An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab California Municipal Money Fund-Sweep Shares                  An annual fee, payable monthly, of twenty five
    (formerly Schwab California Tax-Exempt Money Fund)                   one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab US Treasury Money Fund                                        An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab New York Municipal Money Fund-Sweep Shares                    An annual fee, payable monthly, of twenty five
    (formerly Schwab New York Tax-Exempt Money Fund)                     one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab Government Cash Reserves Fund                                 An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab New Jersey Municipal Money Fund                               An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab Pennsylvania Municipal Money Fund                             An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab Florida Municipal Money Fund                                  An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

    Schwab Massachusetts Municipal Money Fund                            An annual fee, payable monthly, of twenty five
                                                                         one-hundredths of one percent (.25%) of the Fund's average daily net assets

B.  Other Funds                                                          An annual fee, payable monthly, of five one-hundredths of
    Schwab Value Advantage Money Fund - Investor Shares                  one percent (.05%) of the Fund's average daily net assets

    Schwab Value Advantage Money Fund - Institutional Shares             An annual fee, payable monthly, of five one-hundredths of
                                                                         one percent (.05%) of the Fund's average daily net assets

    Schwab Value Advantage Money Fund - Select Shares                    An annual fee, payable monthly, of five one-hundredths of
                                                                         one percent (.05%) of the Fund's average daily net assets

    Schwab Institutional Advantage Money Fund                            An annual fee, payable monthly, of five one-hundredths of
                                                                         one percent (.05%) of the Fund's average daily net assets

    Schwab Retirement Money Fund                                         An annual fee, payable monthly, of five one-hundredths of
                                                                         one percent (.05%) of the Fund's average daily net assets

    Schwab Municipal Money Fund-Value Advantage Shares                   An annual fee, payable monthly, of five one-hundredths of
                                                                         one percent (.05%) of the Fund's average daily net assets

    Schwab California Municipal Money Fund-Value Advantage Shares        An annual fee, payable monthly, of five one-hundredths of
    (formerly Schwab California Tax-Exempt Money Fund)                   one percent (.05%) of the Fund's average daily net assets

    Schwab New York Municipal Money Fund-Value Advantage Shares           An annual fee, payable monthly, of five one-hundredths of
    (formerly Schwab New York Tax-Exempt Money Fund)                      one percent (.05%) of the Fund's average daily net assets

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By: /s/ Stephen B. Ward
                                                --------------------------------
                                                Stephen B. Ward,
                                                Senior Vice President
                                                and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: /s/ Randall W. Merk
                                                --------------------------------
                                                Randall W. Merk,
                                                Executive Vice President

Dated as of April 21, 2003